SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT



                                January 12, 2000
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)



                             Bell Microproducts Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                                   California
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)


       005-43709                                      94-3057566
 ---------------------                    ------------------------------------
 (Commission File No.)                    (IRS Employer Identification Number)



                              1941 Ringwood Avenue
                         San Jose, California 95131-1721
                                 (408) 451-9400
             ------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         Effective January 12, 2000, Bell Microproducts Inc., a California corporation (the "Company") announced that International Business Machines Corporation, a New York corporation ("IBM"), had appointed the Company as a "Technology Group Solutions Partner" and that it and IBM had entered into a two-year non-exclusive Master Distribution Agreement. Under these arrangements, the Company will be authorized to distribute certain IBM Technology Group products, throughout the Americas. Although the Company and IBM anticipate sales of $2 billion over a four year period, the Company can provide no assurance that this target will be achieved.



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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Bell Microproducts Inc.


                                           By: _________________________________
                                                  Remo E. Canessa

                                           Title: Vice President, Finance and
                                                  Chief Financial Officer


                                           Dated:  January 13, 2000


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